                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 29, 2006
                                                   -----------------------------


                      Banc of America Funding 2006-J Trust
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             (Exact Name of Issuing Entity as Specified in Charter)



                       Banc of America Funding Corporation
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                (Exact Name of Depositor as Specified in Charter)



                      Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)


            New York                  333-130536-14             56-139-0085
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(State or Other Jurisdiction of   (Commission File Number    (I.R.S. Employer
Incorporation of Issuing Entity)     of Issuing Entity)    Identification No. of
                                                                Depositor)


214 North Tryon Street, Charlotte, North Carolina                    28255
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(Address of Principal Executive Offices)                           (Zip Code)


Depositor's telephone number, including area code        (704) 386-2400
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)


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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events
            ------------

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated December 29, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-J (the "Certificates"), issued on December 29, 2006, including (i) the Class 1-A-1, Class 1-A-R, Class 2-A-1, Class 2 A-2, Class 2-A-3, Class 2-A-4, Class
2-A-5,  Class 2-A-6,  Class 2-A-7,  Class 2-A-8, Class 3-A-1, Class 3-A-2, Class
4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class B-1, Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial class balance of $1,156,229,100 and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial class balance of $11,679,754.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated December 28, 2006 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On December 29, 2006, the Private Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

     The mortgage loans underlying the Certificates (i) were originated by Bank of America, National Association ("BANA") and are serviced by BANA pursuant to the servicing agreement, dated December 29, 2006 (the "BANA Servicing Agreement"), between the Company and BANA, a copy of which is attached as
Exhibit 10.1 or (ii) were acquired by BANA pursuant to various underlying sale agreements and are serviced pursuant to various servicing agreements. Copies of the underlying sale agreements and servicing agreements are attached as Exhibit
10.2 and Exhibit 10.3.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated December 29, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

      (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

            1.1 Underwriting Agreement, dated December 28, 2006, between Banc of America Funding Corporation and Banc of America Securities LLC (including exhibits).

            4.1 Pooling and Servicing Agreement, dated December 29, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

            4.2 Mortgage Loan Purchase Agreement, dated December 29, 2006, between Banc of America Funding Corporation and Bank of America, National Association (including exhibits).

            10.1 Servicing Agreement, dated December 29, 2006, between Banc of America Funding Corporation and Bank of America, National Association (including exhibits).

            10.2 (A) Mortgage Loan Purchase and Sale Agreement (Amended and Restated), dated as of July 1, 2003, by and among Washington Mutual Bank fsb, Washington Mutual Bank and Bank of America, National Association (as successor in interest to Banc of America Mortgage Capital Corporation ) (as amended).

                    (B) Master Assignment, Assumption and Recognition Agreement, dated as of July 1, 2004, by and among Banc of America Mortgage Capital Corporation, Bank of America, National Association and Washington Mutual Bank.

                    (C) Regulation AB Amendment to the Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2006, by and among Washington Mutual Bank fsb, Washington Mutual Bank and Bank of America, National Association.

                    (D) Servicing Agreement (Amended and Restated), dated as of July 1, 2003, by and between Bank of America, National Association and Washington Mutual Bank (as amended).

                    (E) Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, by and between Washington Mutual Bank and Bank of America, National Association.

                    (F) Assignment, Assumption and Recognition Agreement, dated December 29, 2006, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association, Washington Mutual Bank and Wells Fargo Bank, N.A.

            10.3 (A) Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

                    (B) Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

                    (C) Assignment, Assumption and Recognition Agreement, dated December 29, 2006, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.



                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:     /s/ Bruce W. Good
                                                 -------------------------------

                                            Name:   Bruce W. Good

                                            Title:  Principal



Date:  December 29, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


Exhibit No.       Exhibit Description                                         Paper (P) or
-----------       -------------------                                         ------------
                                                                              Electronic (E)
                                                                              --------------
  1.1             Underwriting Agreement, dated December 28, 2006, between           E
                  Banc of America Funding Corporation and Banc of America
                  Securities LLC (including exhibits).
  4.1             Pooling and Servicing Agreement, dated December 29, 2006,          E
                  by and among Banc of America Funding Corporation, Wells
                  Fargo Bank, N.A. and U.S. Bank National Association
                  (including exhibits).
  4.2             Mortgage Loan Purchase Agreement, dated December 29,               E
                  2006, between Banc of America Funding Corporation and
                  Bank of America, National Association (including
                  exhibits).
  10.1            Servicing Agreement, dated December 29, 2006, between              E
                  Banc of America Funding Corporation and Bank of America,
                  National Association (including exhibits).
  10.2(A)         Mortgage Loan Purchase and Sale Agreement (Amended and             E
                  Restated), dated as of July 1, 2003, by and among
                  Washington Mutual Bank fsb, Washington Mutual Bank and
                  Bank of America, National Association (as successor in
                  interest to Banc of America Mortgage Capital Corporation
                  ) (as amended).
  10.2(B)         Master Assignment, Assumption and Recognition Agreement,           E
                  dated as of July 1, 2004, by and among Banc of America
                  Mortgage Capital Corporation, Bank of America, National
                  Association and Washington Mutual Bank.
  10.2(C)         Regulation AB Amendment to the Mortgage Loan Purchase and          E
                  Sale Agreement, dated as of January 1, 2006, by and among
                  Washington Mutual Bank fsb, Washington Mutual Bank and
                  Bank of America, National Association.
  10.2(D)         Servicing Agreement (Amended and Restated), dated as of            E
                  July 1, 2003, by and between Bank of America, National
                  Association and Washington Mutual Bank (as amended).



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

  10.2(E)         Regulation AB Amendment to the Servicing Agreement, dated          E
                  as of January 1, 2006, by and between Washington Mutual
                  Bank and Bank of America, National Association.
  10.2(F)         Assignment, Assumption and Recognition Agreement, dated            E
                  December 29, 2006, among Bank of America, National
                  Association, Banc of America Funding Corporation, U.S.
                  Bank National Association, Washington Mutual Bank and
                  Wells Fargo Bank, N.A.
  10.3(A)         Second Amended and Restated Master Seller's Warranties             E
                  and Servicing Agreement, dated as of May 1, 2006, by and
                  between Bank of America, National Association and Wells
                  Fargo Bank, N.A.
  10.3(B)         Second Amended and Restated Master Mortgage Loan Purchase          E
                  Agreement, dated as of May 1, 2006, by and between Bank
                  of America, National Association and Wells Fargo Bank,
                  N.A.
  10.3(C)         Assignment, Assumption and Recognition Agreement, dated            E
                  December 29, 2006, among Bank of America, National
                  Association, Banc of America Funding Corporation, U.S.
                  Bank National Association and Wells Fargo Bank, N.A.